STAAR Surgical Investor Presentation NASDAQ: STAA | June 2022 Exhibit 99.1

All statements that are not statements of historical fact are forward-looking statements, including statements about any of the following: any financial projections (including sales), plans, strategies, and objectives of management for 2022 or prospects for achieving such plans, expectations for sales, revenue, margin, expenses or earnings, the expected impact of the COVID-19 pandemic and related public health measures (including but not limited to its impact on sales, operations or clinical trials globally), product safety or effectiveness, the status of our pipeline of ICL products with regulators, and any statements of assumptions underlying any of the foregoing, including those relating to our product pipeline and market expansion activities. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties related to the COVID-19 pandemic and related public health measures, as well as the factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the heading “SEC Filings.” We disclaim any intention or obligation to update or revise any financial projections or forward-looking statement due to new information or events. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: global economic conditions; the impact of the COVID-19 pandemic on markets; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before approval, or to take enforcement action; international trade disputes; and the willingness of surgeons and patients to adopt a new or improved product and procedure. 02 Forward Looking Statements

Who Is STAAR Surgical? Exclusive manufacturer of proprietary EVO Visian® Family of Implantable Collamer® Lenses (EVO ICL) used worldwide to correct refractive error Executing against a rapidly expanding global Total Addressable Market (TAM) of millions of eyes Achieving industry-leading growth via primary and premium EVO ICL positioning, collaborative business model and clinical validation Strong financial performance includes expanding margins, EPS and cash – a rare combination of high growth & GAAP profitability 01 03 02 04 03

Refractive Error is a Global Epidemic

STAARSURGICAL

Myopia
Distance Vision

- More near work, less time outdoors, cell phones, screen time, gaming, education/studying
- **Astigmatism** accompanies myopia in ~ 25% of cases*



6000
5000
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0
60%
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2010
2020
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Number of Myopes
Myopia prevalence (%)

Half of the global population is expected to have myopia by 2050**



Presbyopia
Near Vision

- Progressive age-related condition



75-80% of ages 45-54 are using correction for presbyopia***

* Global prevalence of clinically significant astigmatism (>0.75D), Market Scope, 2019. ** BHVI, adapted from Holden et al. 2016 Ophthalmology. *** Fricke, Global Prevalence of Presbyopia and Vision Impairment from Uncorrected Presbyopia, 2018.

04

The Existing Myopia Market is Millions of Eyes * Market Scope estimates for 2021 published January 2022. One Eye = One Procedure. Procedures rounded to nearest 10,000. R.O.W = Rest of World. Industry reports estimate the global market for refractive procedures will grow from 4 million annually in 2020 to 6.1 million in 2025. ** Company estimate. 05 Annual Global Refractive Procedures* 4.2 M China Latin America India USA R.O.W. W.Europe 1.1M 960K 910K 300K 210K 740K frequent replacement contact lens wearers drop out each year in the U.S. alone** Refractive Contact Lenses Eyeglasses 6 M $6 B $16 B Annual Global Spend** $48 B Opportunity

STAAR's TAM is Tens of Millions of Eyes

STAAR SURGICAL

Global Prevalence

STAAR Adjustments to Global Prevalence

Myopia	STAAR Adjustments	Presbyopia
1.9 B Myopes	Epidemiological Data	1.7 B Presbyopes
Myopia – Distance Vision (Nearsightedness)	Distribution of Uncorrected Refractive Error	Presbyopia – Near Vision (Reading Glasses)
	Willingness to Undergo Refractive Procedure	
	Patient Ability to Pay	
	Proximity to Qualified Surgeon	
35 M Myopes – Target Market Ages 21-45+	Surgeon Input	55 M Presbyopes – Target Market Ages 45-55+

STAAR's Opportunity*

STAAR's TAM*

70 M Myopia Eyes

110 M Presbyopia Eyes

* Company estimates of viable market opportunity. Bilaterally, 35 Million Myopes = 70 Million Lenses and 55 Million Presbyopes = 110 Million Lenses.

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An Evolution in Visual Freedom 07 STAAR’S ICL TECHNOLOGY

EVO ICL Technology 08 Natural Crystalline Lens EVO ICL™ Iris A single-piece foldable phakic intraocular lens (IOL) implanted within the posterior chamber of the eye directly behind the iris and in front of the natural crystalline lens, designed to correct refractive error…

Why EVO ICL? Patients and Surgeons Tell Us… 09 Bio-Compatible Additive UV Protection Quality of Vision Eco-Friendly Collamer Material Upgradeable Removable Quiet in the Eye Excellent Night Vision No Dry Eye Syndrome No Capital Equipment Investment

Happy ICL Patients * Packer, The Implantable Collamer Lens with a central port: review of the literature, Clinical Ophthalmology, 2018. 10 2 Million+ ICLs Sold Globally

11 ICL AROUND THE WORLD

China – Increasing Share of #1 Global Market 12 Patient roadshows, in-person and virtually on social media such as WeChat, integral to demand cycle China: the first large market to adopt our model of strategic cooperation in 2016 “Hybrid” model, which has 50+ STAAR employees on the ground in country working in concert with importer, hospitals and clinic customers. Accounts 800+ EVO ICL share of the refractive market grew from approximately 2% in 2015 to milestone 20%+ in 2020…

United States – Executing Playbook as we Launch EVO ICL in #2 Global Market 13 Strategic Imperative Drive U.S. growth by successfully commercializing our market-transforming EVO ICL family of myopia lenses following FDA Approval on March 25, 2022 Build upon foundational work since 2019 to accelerate EVO U.S. surgeon support and utilization & Increase EVO ICL Awareness Sales, Practice Development and Clinical Support Infrastructure Expanded Surgeon Organizations and Society Engagement Strategic Agreements EVO Experience Center Meaningfully increase investment in targeted consumer marketing, digital, and influencer campaigns Artist’s Rendition Over 250 U.S. surgeons trained and certified on EVO ICL as of June 1, which is ahead of prior 200 surgeon 2Q22 target.

Europe – Accelerating a Growth Renaissance Driving growth via Surgeon Support and Strategic Sales & Marketing Investments Increasing distributor-to-hybrid market conversions with goal of accelerating growth, e.g. France, Italy and Benelux Making sales & marketing investments that include broadening influencer and social media consumer initiatives Entering large addressable market for refractive Presbyopia Correction with EVO Viva™ EDOF lens with commercial launch at ESCRS 2022 14 * At surgeon discretion, recommendation moved to -1.0D. ** Market Scope, LLC. STAAR Surgical Global Model 2018 to 2024.

We’re Just Getting Started… * Approximate ICL unit share of 2021 global refractive myopia market. 15 ~ 9% ICL share of global market*

16 STAAR’s Track Record of Strong Financial Performance

ICL Unit Growth Significantly Exceeds Refractive Industry * Market Scope, January 2019-2022. 17

ICL Unit Growth Drives… Industry Leading Net Sales Growth ~ +25% CAGR * Initial sales outlook provided prior to COVID on January 13, 2020, was for sales mid-point of $177 million or +18% Y/Y Growth for 2020. CAGR of 26% for 2017-2021 and 24% for 2019-2021. 2022 Outlook initially provided January 10, 2022. 18 $295 Million +28% Growth 2022 Outlook

* 2019 Includes $0.07 GILTI tax benefit. 19 Operating Margin Cash on Balance Sheet - Quarter-End GAAP EPS* Cash from Operations $ Millions STAAR’s Expanding Margins, EPS and Cash

Recent Success and Strong Outlook First Quarter 2022 Results Reported May 4, 2022 Focus remains on advancing our strong growth trajectory for EVO ICL lenses Drive surgeon engagement and consumer-patient awareness Net sales outlook of ~ $295 million for fiscal 2022, subject to no unforeseen impact from COVID on our business, represents strong 28% Y/Y sales growth Net Sales Growth Y/Y to $63.2 Million Global ICL Unit Growth Y/Y 20 25% 29% STAAR is one of just a few U.S. publicly traded SMID-Cap Medical Technology companies with forecasted consensus annual sales growth exceeding 20% Y/Y and positive GAAP earnings Fiscal Year 2022 Outlook

We invite you to visit STAAR’s investor website for clinical papers, examples of global consumer marketing and much more at investors.staar.com www.staar.com www.discoverevo.com